UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4410

Oppenheimer Discovery Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  9/30/2017

Item 1.  Reports to Stockholders.

Annual Report	9/30/2017

OppenheimerFunds® The Right Way to Invest

Oppenheimer Discovery Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Growth Index	Russell 2000 Index	S&P 500 Index
1-Year	19.62%	12.73%	20.98%	20.74%	18.61%
5-Year	12.05	10.73	14.28	13.79	14.22
10-Year	8.20	7.56	8.47	7.85	7.44

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER DISCOVERY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 19.62% during the reporting period, underperforming the Russell 2000 Growth Index’s (the “Index”) return of 20.98%. The Fund’s underperformance relative to the Index was largely the result of stock selection in the Health Care, Financials and Materials sectors. The Fund outperformed the Index in the Information Technology and Consumer Discretionary sectors, as a result of stock selection.

The Fund’s Class A shares (without sales charge) ranked in the 54th (356 out of 674 funds), 71st (366 out of 532 funds), and 36th (137 out of 399 funds) Morningstar Small Growth percentiles for the 1-, 5- and 10-year periods ended September 30, 2017, respectively.

MARKET OVERVIEW

Domestic equities posted solid gains over the reporting period, continuing a strong upward move following the November 2016 election. Investors anticipated an administration friendly to both the economy and financial markets. Less regulation, tax reform and other policies favorable to domestic economic growth were on the new administration’s agenda. Consumer and business confidence remained high, corporate earnings strengthened, and other macroeconomic factors (employment, capital expenditures) were favorable, while inflationary pressures (wage growth, commodity prices, interest

3        OPPENHEIMER DISCOVERY FUND

rates) seemed contained. During the reporting period, growth indices, across all cap ranges, outperformed their value counterparts.

FUND REVIEW

During the reporting period, top contributors to performance included information technology stocks Shopify, Inc., Take-Two Interactive Software, Inc. and Coherent, Inc.

Shopify, a cloud-based provider of e-commerce solutions to small businesses and entrepreneurs, reported first quarter 2017 results above consensus on the top and bottom lines, driven by a record quarter of net new merchant adds. The company also raised fiscal year 2017 guidance.

Take-Two Interactive Software, a leading publisher and distributor of video games, reported strong financial results this reporting period. Compared to the year-ago quarter, it delivered strong digital growth of 47% led by Grand Theft Auto Online, which is still setting new revenue highs in its fourth year of operations. We believe the company’s growth thesis is supported by a strong pipeline of upcoming product launches combined with an ongoing shift to digital from physical purchases.

Coherent is an applied technologies company that designs and manufactures photonic solutions, primarily lasers, for global commercial and scientific applications markets. The company reported that fiscal first quarter orders, revenues and earnings per share were well above expectations due to very strong demand for their equipment used for manufacturing a new generation of displays called OLED.

Detractors from performance during the reporting period included software companies Paylocity Holding Corp., Benefitfocus, Inc. and Ellie Mae, Inc. Software stocks fell out of favor during the reporting period as investors rotated into more direct beneficiaries of Trump policies. We exited our positions in these stocks.

STRATEGY & OUTLOOK

Looking forward, we expect the U.S. economy to expand somewhat faster than the 2% growth trajectory of the last several years due to uplift from a synchronized global recovery. Although interest rates remain very low in a historical context, monetary stimulus has peaked. We believe the Federal Reserve will gradually raise short term rates while buying fewer bonds. Meanwhile, corporate profits are growing at a healthy pace and cash flows are being directed to dividends, buybacks and acquisitions. Equity valuations remain high but the bull market may persist given the favorable macroeconomic conditions. While the initial market enthusiasm about the Trump agenda of corporate tax reform, infrastructure spending and deregulation has waned, future progress on these topics could provide upside to our outlook. Technology-driven disruption remains abundant across the economy and is at the forefront of our fundamental research. We are cautiously optimistic about the

4        OPPENHEIMER DISCOVERY FUND

prospects for small and mid-cap growth stocks and believe our opportunity set remains compelling.

Ronald J. Zibelli, Jr., CFA
Portfolio Manager

Ash Shah, CFA
Portfolio Manager

5        OPPENHEIMER DISCOVERY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Monolithic Power Systems, Inc.	2.2%
Take-Two Interactive Software, Inc.	2.1
Mercury Systems, Inc.	2.1
XPO Logistics, Inc.	2.1
Cognex Corp.	1.8
HEICO Corp.	1.7
MasTec, Inc.	1.7
ABIOMED, Inc.	1.6
SiteOne Landscape Supply, Inc.	1.6
Vail Resorts, Inc.	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Software	11.2%
Health Care Equipment & Supplies	9.2
Semiconductors & Semiconductor Equipment	7.1
Internet Software & Services	6.8
Aerospace & Defense	5.2
Electronic Equipment, Instruments, & Components	4.3
Biotechnology	4.2
Machinery	4.0
Hotels, Restaurants & Leisure	3.4
Construction & Engineering	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of common stocks.

6        OPPENHEIMER DISCOVERY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/17

	Inception Date	1-Year	5-Year	10-Year
Class A (OPOCX)	9/11/86	19.62%	12.05%	8.20%
Class B (ODIBX)	4/4/94	18.71	11.18	7.69
Class C (ODICX)	10/2/95	18.72	11.20	7.37
Class I (ODIIX)	1/27/12	20.10	12.56	13.64*
Class R (ODINX)	3/1/01	19.30	11.75	7.91
Class Y (ODIYX)	6/1/94	19.90	12.34	8.53

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/17

	Inception Date	1-Year	5-Year	10-Year
Class A (OPOCX)	9/11/86	12.73%	10.73%	7.56%
Class B (ODIBX)	4/4/94	13.71	10.92	7.69
Class C (ODICX)	10/2/95	17.72	11.20	7.37
Class I (ODIIX)	1/27/12	20.10	12.56	13.64*
Class R (ODINX)	3/1/01	19.30	11.75	7.91
Class Y (ODIYX)	6/1/94	19.90	12.34	8.53

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading

7        OPPENHEIMER DISCOVERY FUND

companies in leading industries within the U.S. economy. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Morningstar ranking is for Class A shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 9/30/17, without considering sales charges. Different share classes may have different expenses and performance characteristics. Fund rankings are subject to change monthly. The Fund’s total-return percentile rank is relative to all funds that are in the Small Growth Funds category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER DISCOVERY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER DISCOVERY FUND

Actual	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During 6 Months Ended September 30, 2017

Class A	$1,000.00	$ 1,110.00	$ 5.78

Class B	1,000.00	1,105.70	9.81

Class C	1,000.00	1,105.70	9.81

Class I	1,000.00	1,112.30	3.61

Class R	1,000.00	1,108.50	7.16

Class Y	1,000.00	1,111.30	4.51

Hypothetical (5% return before expenses)

Class A	1,000.00	1,019.60	5.53

Class B	1,000.00	1,015.79	9.39

Class C	1,000.00	1,015.79	9.39

Class I	1,000.00	1,021.66	3.45

Class R	1,000.00	1,018.30	6.85

Class Y	1,000.00	1,020.81	4.32

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2017 are as follows:

Class	Expense Ratios

Class A	1.09%

Class B	1.85

Class C	1.85

Class I	0.68

Class R	1.35

Class Y	0.85

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS September 30, 2017

	Shares	Value

Common Stocks—98.7%

Consumer Discretionary—13.2%

Auto Components—1.5%
Visteon Corp.[1]	251,160	$31,086,073

Distributors—1.5%
Pool Corp.	279,880	30,274,620

Diversified Consumer Services—1.9%
Bright Horizons
Family Solutions,
Inc.[1]	332,998	28,707,758

Sotheby’s1	215,340	9,929,327

		38,637,085

Hotels, Restaurants & Leisure—3.4%
Boyd Gaming Corp.	500,130	13,028,387

Choice Hotels
International, Inc.	252,110	16,109,829

Dave & Buster’s
Entertainment, Inc.[1]	192,436	10,099,041

Vail Resorts, Inc.	139,260	31,767,991

		71,005,248

Household Durables—1.4%
iRobot Corp.[1]	88,090	6,788,215

Roku, Inc., Cl. A1	325,010	8,625,765

TopBuild Corp.[1]	208,980	13,619,227

		29,033,207

Internet & Catalog Retail—0.8%
Nutrisystem, Inc.	309,720	17,313,348

Multiline Retail—1.0%
Ollie’s Bargain
Outlet Holdings,
Inc.[1]	465,270	21,588,528

Specialty Retail—1.6%
Burlington Stores,
Inc.[1]	174,820	16,688,317

Children’s Place,
Inc. (The)	103,260	12,200,169

Floor & Decor
Holdings, Inc., Cl. A1	122,250	4,759,193

		33,647,679

Textiles, Apparel & Luxury Goods—0.1%
Canada Goose
Holdings, Inc.[1]	97,490	2,003,419

Energy—1.1%

Energy Equipment & Services—0.6%
RPC, Inc.	508,520	12,606,211

	Shares	Value

Oil, Gas & Consumable Fuels—0.5%
Callon Petroleum
Co.[1]	893,563	$10,043,648

Financials—8.1%

Capital Markets—1.5%
LPL Financial
Holdings, Inc.	198,180	10,220,143

MarketAxess
Holdings, Inc.	112,542	20,765,124

		30,985,267

Commercial Banks—2.7%
Pinnacle Financial
Partners, Inc.	218,810	14,649,329

Sterling Bancorp	469,220	11,566,273

Western Alliance
Bancorp[1]	570,660	30,290,633

		56,506,235

Consumer Finance—0.5%
SLM Corp.[1]	990,820	11,364,706

Insurance—1.1%
Kinsale Capital
Group, Inc.	269,720	11,643,812

Primerica, Inc.	135,290	11,032,900

		22,676,712

Real Estate Investment Trusts (REITs)—1.5%
CoreSite Realty
Corp.	190,630	21,331,497

CyrusOne, Inc.	163,400	9,629,162

		30,960,659

Thrifts & Mortgage Finance—0.8%
Essent Group Ltd.[1]	398,270	16,129,935

Health Care—21.3%
Biotechnology—4.2%
ACADIA
Pharmaceuticals,
Inc.[1]	326,310	12,292,098

Agios
Pharmaceuticals,
Inc.[1]	14,818	989,102

Dyax Corp.[1,2,3]	214,640	2,146
Exact Sciences
Corp.[1]	187,630	8,841,126

Exelixis, Inc.[1]	368,240	8,922,455

Kite Pharma, Inc.[1]	42,250	7,596,972

Ligand
Pharmaceuticals,
Inc.[1]	117,510	15,998,986

11        OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Biotechnology (Continued)

Portola Pharmaceuticals, Inc.[1]	89,640	$4,843,249

Repligen Corp.[1]	548,663	21,024,766

Ultragenyx Pharmaceutical, Inc.[1]	136,610	7,275,849

		87,786,749

Health Care Equipment & Supplies—9.2%
ABIOMED, Inc.[1]	196,520	33,133,272

Cantel Medical Corp.	297,383	28,004,557

ICU Medical, Inc.[1]	82,850	15,397,673

Inogen, Inc.[1]	145,710	13,857,021

Integra LifeSciences Holdings Corp.[1]	515,580	26,026,478

Neogen Corp.[1]	185,400	14,361,084

NuVasive, Inc.[1]	165,310	9,168,093

Penumbra, Inc.[1]	216,600	19,558,980

Quidel Corp.[1]	166,520	7,303,567

West Pharmaceutical Services, Inc.	117,055	11,267,714

Wright Medical Group NV1	494,400	12,790,128

		190,868,567

Health Care Providers & Services—1.8%
HealthEquity, Inc.[1]	316,950	16,031,331

Tivity Health, Inc.[1]	259,670	10,594,536

WellCare Health Plans, Inc.[1]	63,990	10,989,643

		37,615,510

Health Care Technology—3.0%
Cotiviti Holdings, Inc.[1]	299,630	10,780,687

Evolent Health, Inc., Cl. A1	660,300	11,753,340

Medidata Solutions, Inc.[1]	167,260	13,056,316

Veeva Systems, Inc., Cl. A1	333,213	18,796,545

Vocera Communications, Inc.[1]	266,010	8,344,734

		62,731,622

Life Sciences Tools & Services—1.6%
Accelerate Diagnostics, Inc.[1]	215,750	4,843,588

	Shares	Value

Life Sciences Tools & Services (Continued)

PRA Health Sciences, Inc.[1]	369,154	$28,118,460

		32,962,048

Pharmaceuticals—1.5%
Aerie Pharmaceuticals, Inc.[1]	137,240	6,669,864

Nektar Therapeutics, Cl. A1	440,950	10,582,800

Supernus Pharmaceuticals, Inc.[1]	318,758	12,750,320

		30,002,984

Industrials—20.8%

Aerospace & Defense—5.2%
BWX Technologies, Inc.	510,450	28,595,409

HEICO Corp.	395,248	35,497,223

Mercury Systems, Inc.[1]	848,266	44,008,040

		108,100,672

Air Freight & Couriers—2.7%
Air Transport Services Group, Inc.[1]	523,030	12,730,550

XPO Logistics, Inc.[1]	629,860	42,691,911

		55,422,461

Building Products—2.2%
JELD-WEN Holding, Inc.[1]	524,750	18,639,120

Lennox International, Inc.	119,600	21,404,812

Trex Co., Inc.[1]	62,040	5,587,943

		45,631,875

Commercial Services & Supplies—1.6%
Brink’s Co. (The)	243,610	20,524,142

Healthcare Services Group, Inc.	238,650	12,879,941

		33,404,083

Construction & Engineering—3.3%
Dycom Industries, Inc.[1]	126,730	10,883,572

Granite Construction, Inc.	394,810	22,879,240

MasTec, Inc.[1]	752,133	34,898,971

		68,661,783

12        OPPENHEIMER DISCOVERY FUND

	Shares	Value

Machinery—4.0%
John Bean Technologies Corp.	286,810	$28,996,491

Lincoln Electric Holdings, Inc.	249,230	22,849,406

RBC Bearings, Inc.[1]	251,700	31,500,255

		83,346,152

Road & Rail—0.2%
Heartland Express, Inc.	207,570	5,205,856

Trading Companies & Distributors—1.6%
SiteOne Landscape Supply, Inc.[1]	569,443	33,084,638

Information Technology—30.6%

Electronic Equipment, Instruments, & Components—4.3%
Cognex Corp.	333,170	36,741,987

Coherent, Inc.[1]	124,260	29,222,224

Littelfuse, Inc.	116,560	22,831,773

		88,795,984

Internet Software & Services—6.8%
2U, Inc.[1]	448,810	25,151,312

Envestnet, Inc.[1]	230,480	11,754,480

GrubHub, Inc.[1]	176,650	9,302,389

LogMeIn, Inc.	188,830	20,780,742

New Relic, Inc.[1]	240,580	11,980,884

Okta, Inc., Cl. A1	86,010	2,426,342

Q2 Holdings, Inc.[1]	660,970	27,529,401

Shopify, Inc., Cl. A1	91,690	10,680,968

Trade Desk, Inc. (The), Cl. A1	172,740	10,625,237

Wix.com Ltd.[1]	162,460	11,672,751

		141,904,506

IT Services—1.2%
CoreLogic, Inc.[1]	209,480	9,682,166

Euronet Worldwide, Inc.[1]	153,750	14,573,962

		24,256,128

Semiconductors & Semiconductor Equipment—7.1%
Entegris, Inc.[1]	966,700	27,889,295

MKS Instruments, Inc.	322,880	30,496,016

Monolithic Power Systems, Inc.	431,097	45,933,385

Power Integrations, Inc.	188,870	13,825,284

Semtech Corp.[1]	346,630	13,015,957

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Silicon Laboratories, Inc.[1]	215,400	$17,210,460

		148,370,397

Software—11.2%
Blackline, Inc.[1]	345,290	11,781,295

Guidewire Software, Inc.[1]	242,150	18,853,799

HubSpot, Inc.[1]	300,651	25,269,717

Paycom Software, Inc.[1]	225,470	16,901,231

Pegasystems, Inc.	346,074	19,951,166

Proofpoint, Inc.[1]	279,981	24,419,943

PTC, Inc.[1]	394,360	22,194,581

RealPage, Inc.[1]	238,400	9,512,160

RingCentral, Inc., Cl. A1	501,170	20,923,847

Take-Two Interactive Software, Inc.[1]	436,222	44,594,975

Tyler Technologies, Inc.[1]	97,910	17,067,671

		231,470,385

Materials—3.6%

Chemicals—1.9%
Ingevity Corp.[1]	294,320	18,386,170

Trinseo SA	222,020	14,897,542

Venator Materials plc[1]	221,330	5,002,058

		38,285,770

Construction Materials—1.0%
Summit Materials, Inc., Cl. A1	668,838	21,422,881

Containers & Packaging—0.7%
Berry Global Group, Inc.[1]	248,410	14,072,427

Total Common Stocks (Cost $1,488,447,379)		2,049,266,058

13        OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Investment Company—0.9%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.98%[4,5] (Cost $18,920,949)	18,920,949	$18,920,949

Total Investments,at Value (Cost $1,507,368,328)	99.6%	2,068,187,007

Net Other Assets (Liabilities)	0.4	8,180,018

Net Assets	100.0%	$2,076,367,025

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security received as the result of issuer reorganization.

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2016	Gross Additions	Gross Reductions	Shares September 30, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	38,733,024	942,117,470	961,929,545	18,920,949

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$18,920,949	$ 269,340	$—	$—

See accompanying Notes to Financial Statements.

14        OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2017

Assets

Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,488,447,379)	$2,049,266,058
Affiliated companies (cost $18,920,949)	18,920,949

2,068,187,007

Cash	1,994,521

Receivables and other assets:
Investments sold	20,851,107
Shares of beneficial interest sold	753,855
Dividends	678,475
Other	176,482

Total assets	2,092,641,447

Liabilities
Payables and other liabilities:
Investments purchased	14,089,589
Shares of beneficial interest redeemed	1,549,299
Trustees’ compensation	288,656
Distribution and service plan fees	280,882
Shareholder communications	27,185
Other	38,811

Total liabilities	16,274,422

Net Assets	$2,076,367,025

Composition of Net Assets
Par value of shares of beneficial interest	$25,185

Additional paid-in capital	1,293,792,980

Accumulated net investment loss	(10,559,688)

Accumulated net realized gain on investments	232,289,869

Net unrealized appreciation on investments	560,818,679

Net Assets	$2,076,367,025

15        OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,208,643,457 and 14,783,375 shares of beneficial interest outstanding)	$81.76
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$86.75

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,241,563 and 122,056 shares of beneficial interest outstanding)	$59.33

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $139,621,822 and 2,266,290 shares of beneficial interest outstanding)	$61.61

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $153,562,809 and 1,668,565 shares of beneficial interest outstanding)	$92.03

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $48,470,503 and 633,401 shares of beneficial interest outstanding)	$76.52

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $518,826,871 and 5,711,236 shares of beneficial interest outstanding)	$90.84

See accompanying Notes to Financial Statements.

16        OPPENHEIMER DISCOVERY FUND

STATEMENT OF

OPERATIONS For the Year Ended September 30, 2017

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $23,735)	$7,015,288
Affiliated companies	269,340

Interest	6,220

Total investment income	7,290,848

Expenses
Management fees	12,428,774

Distribution and service plan fees:
Class A	2,784,266
Class B	114,846
Class C	1,361,850
Class R	243,163

Transfer and shareholder servicing agent fees:
Class A	2,580,466
Class B	25,482
Class C	301,246
Class I	36,980
Class R	107,732
Class Y	995,837

Shareholder communications:
Class A	44,803
Class B	844
Class C	4,536
Class I	2,437
Class R	871
Class Y	10,782

Borrowing fees	43,460

Trustees’ compensation	29,218

Custodian fees and expenses	10,893

Other	88,484

Total expenses	21,216,970
Less waivers and reimbursements of expenses	(247,603)

Net expenses	20,969,367

Net Investment Loss	(13,678,519)

Realized and Unrealized Gain
Net realized gain on investments	269,499,647

Net change in unrealized appreciation/depreciation on investment transactions	91,674,584

Net Increase in Net Assets Resulting from Operations	$347,495,712

See accompanying Notes to Financial Statements.

17        OPPENHEIMER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016

Operations
Net investment loss	$(13,678,519)	$(14,543,996)

Net realized gain	269,499,647	108,144,124

Net change in unrealized appreciation/depreciation	91,674,584	25,446,352

Net increase in net assets resulting from operations	347,495,712	119,046,480

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	(48,230,462)	(79,972,909)
Class B	(797,340)	(2,221,460)
Class C	(7,335,598)	(12,663,603)
Class I	(3,438,997)	(4,432,572)
Class R	(2,196,039)	(3,527,465)
Class Y	(15,681,586)	(27,447,423)

	(77,680,022)	(130,265,432)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(153,858,464)	(36,953,104)
Class B	(11,115,182)	(10,566,571)
Class C	(18,123,268)	(9,282,195)
Class I	41,438,199	13,828,873
Class R	(9,192,531)	(552,657)
Class Y	18,795,168	(18,950,081)

	(132,056,078)	(62,475,735)

Net Assets
Total increase (decrease)	137,759,612	(73,694,687)

Beginning of period	1,938,607,413	2,012,302,100

End of period (including accumulated net investment loss of $10,559,688 and $10,715,319, respectively)	$2,076,367,025	$1,938,607,413

See accompanying Notes to Financial Statements.

18        OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$71.38	$71.30	$72.35	$79.80	$65.78

Income (loss) from investment operations:
Net investment loss[1]	(0.53)	(0.51)	(0.49)[2]	(0.66)	(0.47)
Net realized and unrealized gain (loss)	13.84	5.23	6.45	(0.80)	18.89

Total from investment operations	13.31	4.72	5.96	(1.46)	18.42

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(2.93)	(4.64)	(7.01)	(5.99)	(4.40)

Net asset value, end of period	$81.76	$71.38	$71.30	$72.35	$79.80

Total Return, at Net Asset Value[3]	19.44%[4]	6.81%[4]	8.43%	(2.21)%	30.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,208,643	$1,202,463	$1,244,242	$1,258,537	$1,517,368

Average net assets (in thousands)	$1,173,288	$1,182,925	$1,334,300	$1,469,328	$1,259,365

Ratios to average net assets:[5]
Net investment loss	(0.72)%	(0.76)%	(0.66)%[2]	(0.87)%	(0.70)%
Expenses excluding specific expenses listed below	1.11%	1.11%	1.10%	1.12%	1.24%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.11%	1.11%	1.10%	1.12%	1.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.11%[8]	1.10%[8]	1.12%[8]	1.22%

Portfolio turnover rate	107%	89%	88%	87%	86%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.10 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return includes adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	1.11%
Year Ended September 30, 2016	1.11%
Year Ended September 30, 2015	1.10%
Year Ended September 30, 2014	1.12%
Year Ended September 30, 2013	1.24%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

19        OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$52.99	$54.47	$57.21	$64.82	$54.73

Income (loss) from investment operations:
Net investment loss[1]	(0.80)	(0.77)	(0.81)[2]	(1.05)	(0.82)
Net realized and unrealized gain (loss)	10.07	3.93	5.08	(0.57)	15.31

Total from investment operations	9.27	3.16	4.27	(1.62)	14.49

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(2.93)	(4.64)	(7.01)	(5.99)	(4.40)

Net asset value, end of period	$59.33	$52.99	$54.47	$57.21	$64.82

Total Return, at Net Asset Value[3]	18.51%[4]	6.02%[4]	7.59%	(2.96)%	29.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,242	$17,429	$29,323	$45,662	$69,220

Average net assets (in thousands)	$11,549	$21,877	$38,598	$59,224	$64,723

Ratios to average net assets:[5]
Net investment loss	(1.49)%	(1.53)%	(1.40)%[2]	(1.71)%	(1.52)%
Expenses excluding specific expenses listed below	1.87%	1.88%	1.86%	1.96%	2.21%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.87%	1.88%	1.86%	1.96%	2.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	1.88%[8]	1.86%[8]	1.96%[8]	2.05%

Portfolio turnover rate	107%	89%	88%	87%	86%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.08 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return includes adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	1.87%
Year Ended September 30, 2016	1.88%
Year Ended September 30, 2015	1.86%
Year Ended September 30, 2014	1.96%
Year Ended September 30, 2013	2.21%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

20        OPPENHEIMER DISCOVERY FUND

Class C	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$54.91	$56.27	$58.89	$66.50	$56.01

Income (loss) from investment operations:
Net investment loss[1]	(0.83)	(0.79)	(0.84)[2]	(1.02)	(0.83)
Net realized and unrealized gain (loss)	10.46	4.07	5.23	(0.60)	15.72

Total from investment operations	9.63	3.28	4.39	(1.62)	14.89

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(2.93)	(4.64)	(7.01)	(5.99)	(4.40)

Net asset value, end of period	$61.61	$54.91	$56.27	$58.89	$66.50

Total Return, at Net Asset Value[3]	18.52%[4]	6.02%[4]	7.62%	(2.94)%	29.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$139,622	$141,939	$156,114	$163,675	$191,061

Average net assets (in thousands)	$136,955	$144,380	$169,437	$187,330	$158,132

Ratios to average net assets:[5]
Net investment loss	(1.48)%	(1.52)%	(1.41)%[2]	(1.62)%	(1.49)%
Expenses excluding specific expenses listed below	1.86%	1.87%	1.86%	1.88%	2.00%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.86%	1.87%	1.86%	1.88%	2.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%	1.87%[8]	1.86%[8]	1.88%[8]	2.00%[8]

Portfolio turnover rate	107%	89%	88%	87%	86%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.08 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return includes adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	1.86%
Year Ended September 30, 2016	1.87%
Year Ended September 30, 2015	1.86%
Year Ended September 30, 2014	1.88%
Year Ended September 30, 2013	2.00%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21        OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$79.66	$78.73	$78.88	$86.11	$70.26

Income (loss) from investment operations:
Net investment loss[1]	(0.25)	(0.24)	(0.19)[2]	(0.34)	(0.21)
Net realized and unrealized gain (loss)	15.55	5.81	7.05	(0.90)	20.46

Total from investment operations	15.30	5.57	6.86	(1.24)	20.25

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(2.93)	(4.64)	(7.01)	(5.99)	(4.40)

Net asset value, end of period	$92.03	$79.66	$78.73	$78.88	$86.11

Total Return, at Net Asset Value[3]	19.92%[4]	7.28%[4]	8.88%	(1.75)%	31.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153,563	$91,907	$76,083	$51,668	$48,274

Average net assets (in thousands)	$123,543	$81,211	$70,840	$51,768	$29,818

Ratios to average net assets:[5]
Net investment loss	(0.30)%	(0.33)%	(0.23)%[2]	(0.41)%	(0.29)%
Expenses excluding specific expenses listed below	0.68%	0.68%	0.67%	0.67%	0.68%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.68%	0.68%	0.67%	0.67%	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%[8]	0.68%[8]	0.67%[8]	0.67%[8]	0.68%[8]

Portfolio turnover rate	107%	89%	88%	87%	86%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.11 and 0.20%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return includes adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	0.68%
Year Ended September 30, 2016	0.68%
Year Ended September 30, 2015	0.67%
Year Ended September 30, 2014	0.67%
Year Ended September 30, 2013	0.68%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22        OPPENHEIMER DISCOVERY FUND

Class R	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$67.17	$67.52	$69.02	$76.59	$63.51

Income (loss) from investment operations:
Net investment loss[1]	(0.68)	(0.65)	(0.65)[2]	(0.83)	(0.65)
Net realized and unrealized gain (loss)	12.96	4.94	6.16	(0.75)	18.13

Total from investment operations	12.28	4.29	5.51	(1.58)	17.48

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(2.93)	(4.64)	(7.01)	(5.99)	(4.40)

Net asset value, end of period	$76.52	$67.17	$67.52	$69.02	$76.59

Total Return, at Net Asset Value[3]	19.11%[4]	6.56%[4]	8.13%	(2.45)%	30.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,470	$51,465	$52,500	$55,092	$62,994

Average net assets (in thousands)	$48,973	$49,740	$56,234	$62,176	$50,464

Ratios to average net assets:[5]
Net investment loss	(0.98)%	(1.02)%	(0.91)%[2]	(1.14)%	(1.01)%
Expenses excluding specific expenses listed below	1.37%	1.37%	1.36%	1.39%	1.51%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.37%	1.37%	1.36%	1.39%	1.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.36%	1.37%[8]	1.36%[8]	1.39%[8]	1.51%[8]

Portfolio turnover rate	107%	89%	88%	87%	86%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.10 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return includes adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	1.37%
Year Ended September 30, 2016	1.37%
Year Ended September 30, 2015	1.36%
Year Ended September 30, 2014	1.39%
Year Ended September 30, 2013	1.51%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23        OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$78.81	$78.08	$78.42	$85.80	$70.16

Income (loss) from investment operations:
Net investment loss[1]	(0.39)	(0.39)	(0.35)[2]	(0.50)	(0.31)
Net realized and unrealized gain (loss)	15.35	5.76	7.02	(0.89)	20.35

Total from investment operations	14.96	5.37	6.67	(1.39)	20.04

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(2.93)	(4.64)	(7.01)	(5.99)	(4.40)

Net asset value, end of period	$90.84	$78.81	$78.08	$78.42	$85.80

Total Return, at Net Asset Value[3]	19.70%[4]	7.08%[4]	8.69%	(1.96)%	30.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$518,827	$433,404	$454,040	$438,275	$401,949

Average net assets (in thousands)	$453,060	$427,985	$449,539	$467,755	$271,295

Ratios to average net assets:[5]
Net investment loss	(0.48)%	(0.52)%	(0.42)%[2]	(0.61)%	(0.43)%
Expenses excluding specific expenses listed below	0.87%	0.87%	0.86%	0.87%	0.91%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.87%	0.87%	0.86%	0.87%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.87%[8]	0.86%[8]	0.87%[8]	0.91%[8]

Portfolio turnover rate	107%	89%	88%	87%	86%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.11 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return includes adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	0.87%
Year Ended September 30, 2016	0.87%
Year Ended September 30, 2015	0.86%
Year Ended September 30, 2014	0.87%
Year Ended September 30, 2013	0.91%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2017

1. Organization

Oppenheimer Discovery Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares.

All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if

25        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset

26        OPPENHEIMER DISCOVERY FUND

2. Significant Accounting Policies (Continued)

by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$239,380,897	$—	$553,690,267

1. At period end, the Fund elected to defer $10,240,414 of late year ordinary losses.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $18,358,259 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[4]

$16,826,904	$13,834,150	$30,661,054

4. $25,547,444, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

27        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

	Year Ended September 30, 2017	Year Ended September 30, 2016

Distributions paid from:
Long-term capital gain	$77,680,022	$130,265,432

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,514,496,740

Gross unrealized appreciation	$563,599,680
Gross unrealized depreciation	(9,909,413)

Net unrealized appreciation	$553,690,267

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the

28        OPPENHEIMER DISCOVERY FUND

3. Securities Valuation (Continued)

principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

29        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$274,589,207	$—	$—	$274,589,207
Energy	22,649,859	—	—	22,649,859
Financials	168,623,514	—	—	168,623,514
Health Care	441,965,334	—	2,146	441,967,480
Industrials	432,857,520	—	—	432,857,520
Information Technology	634,797,400	—	—	634,797,400
Materials	73,781,078	—	—	73,781,078
Investment Company	18,920,949	—	—	18,920,949

Total Assets	$2,068,184,861	$—	$2,146	$2,068,187,007

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net

30        OPPENHEIMER DISCOVERY FUND

4. Investments and Risks (Continued)

asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to

31        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	773,705	$56,992,890	1,378,852	$92,767,521
Dividends and/or distributions reinvested	685,854	47,118,168	1,128,386	78,163,291
Redeemed	(3,521,042)	(257,969,522)	(3,112,481)	(207,883,916)

Net decrease	(2,061,483)	$(153,858,464)	(605,243)	$(36,953,104)

Class B
Sold	1,479	$78,954	4,038	$207,424
Dividends and/or distributions reinvested	15,749	790,141	42,603	2,204,295
Redeemed	(224,087)	(11,984,277)	(256,098)	(12,978,290)

Net decrease	(206,859)	$(11,115,182)	(209,457)	$(10,566,571)

Class C
Sold	156,824	$8,725,541	194,635	$10,103,867
Dividends and/or distributions reinvested	136,985	7,135,530	229,854	12,322,496
Redeemed	(612,561)	(33,984,339)	(613,603)	(31,708,558)

Net decrease	(318,752)	$(18,123,268)	(189,114)	$(9,282,195)

32        OPPENHEIMER DISCOVERY FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount

Class I
Sold	799,023	$65,281,231	372,625	$27,526,662
Dividends and/or distributions reinvested	44,610	3,438,520	57,533	4,431,818
Redeemed	(328,771)	(27,281,552)	(242,816)	(18,129,607)

Net increase	514,862	$41,438,199	187,342	$13,828,873

Class R
Sold	103,690	$7,136,646	156,728	$9,998,711
Dividends and/or distributions reinvested	32,915	2,121,058	51,791	3,382,451
Redeemed	(269,402)	(18,450,235)	(219,858)	(13,933,819)

Net decrease	(132,797)	$(9,192,531)	(11,339)	$(552,657)

Class Y
Sold	1,921,540	$157,753,019	1,963,285	$146,708,668
Dividends and/or distributions reinvested	202,529	15,430,655	352,053	26,868,655
Redeemed	(1,912,116)	(154,388,506)	(2,631,391)	(192,527,404)

Net increase (decrease)	211,953	$18,795,168	(316,053)	$(18,950,081)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$2,037,457,853	$2,247,386,251

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Next $3.5 billion	0.58
Over $5.0 billion	0.55

The Fund’s effective management fee for the reporting period was 0.64% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the

33        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	31,908
Accumulated Liability as of September 30, 2017	144,118

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until

34        OPPENHEIMER DISCOVERY FUND

8. Fees and Other Transactions with Affiliates (Continued)

distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

September 30, 2017	$119,810	$478	$10,982	$4,018	$—

Waivers and Reimbursements of Expenses. Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to

35        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$131,863
Class B	1,160
Class C	15,366
Class R	5,456
Class Y	52,072

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $41,686 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

36        OPPENHEIMER DISCOVERY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Discovery Fund (the Fund), including the statement of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
November 10, 2017

37        OPPENHEIMER DISCOVERY FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Capital gain distributions of $2.93262 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on December 6, 2016. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

38        OPPENHEIMER DISCOVERY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

39        OPPENHEIMER DISCOVERY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald Zibelli, Jr. and Ash Shah, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the small growth category. The Board noted that the Fund’s one-year, three-year and five-year performance was below its category median although its ten-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load small growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently

40        OPPENHEIMER DISCOVERY FUND

has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

41        OPPENHEIMER DISCOVERY FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42        OPPENHEIMER DISCOVERY FUND

TRUSTEES AND OFFICERS

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub- Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009);

43        OPPENHEIMER DISCOVERY FUND

TRUSTEES AND OFFICERS Continued

Edmund P. Giambastiani, Jr., Continued	Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

44        OPPENHEIMER DISCOVERY FUND

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset

45        OPPENHEIMER DISCOVERY FUND

TRUSTEES AND OFFICERS Continued

Joanne Pace, Continued	Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

46        OPPENHEIMER DISCOVERY FUND

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zibelli, Jr., Shah, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald J. Zibelli, Jr., Vice President (since 2006) Year of Birth: 1959	Senior Vice President of the Sub-Adviser (since January 2014); Senior Portfolio Manager of the Sub-Adviser (since May 2006) and Vice President of the Sub- Adviser (May 2006-January 2014). Prior to joining the Sub-Adviser, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Ash Shah, Vice President (since 2014) Year of Birth: 1969	Senior Portfolio Manager of the Sub-Adviser (since February 2014) and a Vice President of the Sub-Adviser (since May 2006). Senior Research Analyst of the Sub- Adviser (February 2006-February 2014). Prior to joining the Sub-Adviser, Mr. Shah was a Vice President and Senior Analyst with Merrill Lynch Investment Managers. Prior to that, he was a Vice President and Senior Analyst with BlackRock Financial Management. A portfolio manager and officer in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

47        OPPENHEIMER DISCOVERY FUND

TRUSTEES AND OFFICERS Continued

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

48        OPPENHEIMER DISCOVERY FUND

OPPENHEIMER DISCOVERY FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

49        OPPENHEIMER DISCOVERY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

● Applications or other forms

● When you create a user ID and password for online account access

● When you enroll in eDocs Direct,SM our electronic document delivery service

● Your transactions with us, our affiliates or others

● Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

50        OPPENHEIMER DISCOVERY FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

● All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

● Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

● You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

51        OPPENHEIMER DISCOVERY FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

52        OPPENHEIMER DISCOVERY FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

53        OPPENHEIMER DISCOVERY FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

54        OPPENHEIMER DISCOVERY FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

55        OPPENHEIMER DISCOVERY FUND

  OppenheimerFunds®

  The Right Way

  to Invest

Visit us at oppenheimerfunds.com for 24-hr access to
account information and transactions or call us at 800.CALL
OPP (800.225.5677) for 24-hr automated information and
automated transactions. Representatives also available
Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0500.001.0917 November 10, 2017

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $25,600 in fiscal 2017 and $24,900 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2017 and $3,754 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $598,285 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $286,402 in fiscal 2017 and $45,432 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $676,888 in fiscal 2017 and $647,471 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	11/14/2017